Entergy Nuclear

Morgan Stanley Investor Meeting
Indian Point Energy Center

April 26, 2005

Entergy

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of permanent sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce current tax payments, and the effects of litigation and weather.

This presentation includes non-GAAP measures of operational earnings and adjusted non-fuel O&M, when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. Reconciliations can be found on slide 35. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

Discussion Outline

1 Entergy Nuclear Business Strategy

- A combination of operational excellence, price risk management and portfolio management

2 Current Initiatives and Development Opportunities

- Focusing on improving revenues, cost efficiency and expansion opportunities

3 Indian Point Energy Center

- A safe, secure and vital nuclear facility

Nuclear's Strategy Combines Operational Excellence and Price Risk and Portfolio Management

How Do We Compete?

Customers	Utilities Nuclear plant owners Retail Electric Providers
Products/ Services	Generation Management services Decommission/license renewal services
Competitors	3-5 U.S. nuclear operators
Growth Potential	Productivity improvements Acquisitions Operating contracts/leases

Where Do We Compete?



EN-NE
EN - South
ETR Owned Plants
ETR Contracts

Competitive Advantages	Transaction/execution skills	➡	First and most acquisitions closed
	Operational excellence	➡	Refueling and operating performance exceed industry average
	Economies of scale	➡	Regional concentration leverages integrated teamwork
	Management team strength	➡	Senior team with nearly 200 years of nuclear operating experience

Entergy Operates 11 Nuclear Units in the U.S.



Pilgrim



James A. FitzPatrick



Indian Point 2 and 3



Vermont Yankee

Entergy's Nuclear Fleet

Cooper





Arkansas Nuclear One 1 and 2



Grand Gulf



River Bend



Waterford 3

Entergy Nuclear Also Provides Services to Other Nuclear Plant Owners

Management



Cooper

License Renewal



DC Cook

License Renewal



Davis-Besse

Decommissioning



Maine Yankee

License Renewal



Susquehanna

Decom Cost Estimating


DECCER

TLG Services

Decommissioning



Millstone 1

Ongoing service contracts in green *Previous contracts in red*

Entergy's Nuclear Business Accounts For Nearly 30% of Entergy's Earnings

Earnings Breakdown
05 Guidance; %


Utility, Parent and Other
Entergy Nuclear 29

Cash Flow from Operating Activities
04; %


Utility, Parent and Other
Entergy Nuclear 14

Entergy Nuclear Has Achieved Substantial Growth in Earnings Since Its Inception in 99

Entergy Nuclear Operational Earnings
99-04 and 05 Guidance; $/share


CAGR
~68%
0.06
0.22
0.57
0.88
0.85
1.06
1.32-1.41
99
00
01
02
03
04
05 Guidance

	99	00	01	02	03	04	05 Guidance
As-Reported	0.06	0.22	0.57	0.88	1.30	1.06	1.32-1.41

Discussion Outline

1 Entergy Nuclear Business Strategy

- A combination of operational excellence, price risk management and portfolio management

2 Current Initiatives and Development Opportunities

- Focusing on improving revenues, cost efficiency and expansion opportunities

3 Indian Point Energy Center

- A safe, secure and vital nuclear facility

Three Markets Provide Indications for Northeast Pricing

Entergy Nuclear Northeast Fleet
At 3/05; MW and (acquisition date)


4,058 MW
FitzPatrick
854 MW
(11/00)
Vermont Yankee
510 MW (7/02)
Pilgrim
688 MW
(7/99)
Indian Point
2&3
IP2: 1,028 MW (9/01)
IP3: 994 MW (11/00)

Market and Nearest Hub
04; % of Total MW


NYISO Zone A*
05 ATC Price
$55/MWh
21
50
29
NYISO Zone G*
05 ATC Price
$67/MWh
NEPOOL Mass Hub
05 ATC Price
$66/MWh

** NYISO Zone G is a proxy for Indian Point which is physically located in Zone H.*
NYISO Zone A is proxy for FitzPatrick which is physically located in Zone C.

Entergy Nuclear Has Closed New Nuclear Contracts that Benefit from Higher Market Prices

Energy Sold
05E-08E; %



Portfolio at 3/05
Sold 1/04-3/05
Portfolio at 12/03
107%
95
90
72
44
05E
06E
07E
08E

Energy Contract Price
05E-08E; Average $/MWh



Portfolio
11%
50
45
40
35
30
Sold 1/04-3/05
Portfolio at 3/05
Portfolio at 12/03
05E
06E
07E
08E

A Comprehensive Hedging Strategy Guides Nuclear Contracting Decisions

Unsold Energy at 3/05
Remainder of 05E-09E; %


5
10
28
56
86
Rem. 05E
06E
07E
08E
09E

Energy Prices at 3/05
Remainder of 05E-09E; Average $/MWh


Market
ATC Firm LD
70
60
50
40
30
ETR Contracts
Rem. 05E
06E
07E
08E
09E

Sensitivity to $9/MWh or $1/MMBtu Price Change*
$/share


% Unsold
5
-0.04
0.04
10
-0.08
0.08
20
-0.17
0.17
Risk
Reward

** Assumes market conversion based upon a 9,000 heat rate and approximately 230 million shares outstanding*

Capacity Market Provides Steady Contribution to Revenues

Capacity Sold at 3/05
Remainder of 05E-09E; %



71
80
49
34
23
Rem. 05E
06E
07E
08E
09E

Contract Prices at 3/05
Remainder of 05E-09E; Average $/MWh



45
40
35
Total Energy and Capacity
Energy
Rem. 05E
06E
07E
08E
09E

Discussion Outline

1 Entergy Nuclear Business Strategy

- *A combination of operational excellence, price risk management and portfolio management*

2 Current Initiatives and Development Opportunities

- *Focusing on improving revenues, cost efficiency and expansion opportunities*

3 Indian Point Energy Center

- *A safe, secure and vital nuclear facility*

Production Cost Improvements Are Moving the NE Fleet Closer to the Industry Median


Production Costs
97-04; $/MWh
Northeast Fleet
Southern Fleet
NE Fleet
CAGR
-7%
Acquisitions*
06 Goal:
$18/MWh
35
30
25
20
15
10
33
17
20
15
97
98
99
00
01
02
03
04


U.S. Nuclear Industry Production Costs
3 year rolling average 97-03; $/MWh
CAGR
-2-3%
Median
Top Quartile
30
20
10
0
19
16
16
14
95-97
96-98
97-99
98-00
99-01
00-02
01-03

*Entergy Nuclear's northeast fleet production cost prior to the acquisition date based upon published reports

Cost Management Strategies Are Used to Address Production and Administrative & General Costs

Entergy Nuclear Non-Fuel O&M
02-05E; $M


800
700
600
500
02
03
04
05E
Adjusted*
As-Reported

Cost Management Strategies

Entergy
Continuous
Improvement
Model


Results
Continuous Improvement
Management Processes
Organizational Philosophy

HealthStrides
Moving in a new direction

Entergy Buyer

Supply Chain Initiatives

**02 adjusted for full year of Vermont Yankee and RFO amortization; 03 excludes voluntary severance program*

Discussion Outline

1 Entergy Nuclear Business Strategy

- A combination of operational excellence, price risk management and portfolio management

2 Current Initiatives and Development Opportunities

- Focusing on improving revenues, cost efficiency and expansion opportunities

3 Indian Point Energy Center

- A safe, secure and vital nuclear facility

Ability to Apply Differentiated Skills to Underperforming Assets Offers Entergy Expansion Opportunities

Entergy-Owned Plants vs. U.S. Fleet
WANO Index
97-04; Index



00-04
19%
100
90
80
70
60
U.S.
Fleet
Entergy
Entergy
04 Avg.
97
Entergy acquired
5 plants
97
98
99
00
01
02
03
04

Entergy-Owned Plants vs. U.S. Fleet
Capability Factor
97-04; %



00-04
12%
100
90
80
70
60
U.S.
Fleet
Entergy
Entergy
04 Avg.
93
Entergy acquired
5 plants
97
98
99
00
01
02
03
04

Entergy-Owned Plants vs. U.S. Fleet
Outage Duration
97-04; Days



00-04
-41%
200
150
100
50
0
Entergy acquired
5 plants
Entergy
U.S.
Fleet
Entergy
04 Avg.
29
97
98
99
00
01
02
03
04

Entergy-Owned Plants vs. U.S. Fleet
Forced Loss Rate
97-04; %



00-04
-81%
12
8
4
0
Entergy acquired
5 plants
Entergy
U.S.
Fleet
Entergy
04 Avg.
1.7
97
98
99
00
01
02
03
04

Plant Uprates Provide Incremental Capacity at Attractive Return Levels

Illustrative

Planned Uprates
04-06E; MW


4,200
VY 45
VY 50
IP3 47
4,058
103
Installed in refueling outage completed on 4/7/05
Completed in 03 and 04
04
05E
06E

Uprate Financial Profile

For Example:
100 MW at $800/KW


EPS*
0.15
0.10
0.05
0.00
20
30
40
50
60
Market Price, $/MWh

*Uses approximately 230 million shares outstanding

Cooper Success Illustrates the Benefits to Joining Entergy's Fleet



Cooper
764 MW

WANO Index Factors

- Operational performance
- Safety systems
- Radiological
- Chemistry
- Fuel

WANO Index
03-04; Index



31%
68
89
03
04

04 Year in Review

- 93% capability factor
- Record run of 321 days
- Confirmatory Action Letter Closure
- 31% improvement in WANO Index
- NPPD Board approval for life extension

"We inspected you often and thoroughly and you passed the test …"
- Bruce Mallett, NRC regional administrator upon closing CAL (1/5/05)

Nuclear Business Is Focused On Growing Through Acquisitions and Contracts

U.S. Nuclear Market



EN-NE
EN - South

- Small Scale Plants
- ETR Owned Plants
- ETR Contracts
- × 01-03 Rolling Average Capacity Factors < 90%

Potential Market

Attributes	Target vs. ETR	Opportunity
Single owner / small scale *(32)*	1-2 units vs. 11	Duane Arnold 1st to come on market since 03
Production cost above $20/MWh *(9)*	$22 vs. $15-20 per MWh for 01-03	Every $1/MWh savings = $8M for 1,000 MW
Low capacity factor / event issues *(22)*	87% vs. 93% for 01-03	Every 1% = $3-4M for 1,000 MW at $30-40/MWh price
Declining / low performance scores *(12)*	3rd, 4th Quartile vs. 1st, 2nd Quartile WANO Index in 03	Improves sustainability of productivity improvements
Evaluate other markets *(3-5)*		Services contracts

( ) number of units meeting criteria (units may be in multiple categories)

New Nuclear Is A Potential Longer-term Opportunity

What are the considerations to building new nuclear plants?



National Energy Policy
Regulatory Certainty
Risk Mitigation & Financing
Administration and Congress
NRC
DOE
Build New Plants
Reactor Vendors
Energy Companies
Safe / Economical Designs
Adequate Plant Financials
Gov / Industry Consortium
Demonstration Plant

NuStart Is One of Two U.S. Initiatives Leading the Charge to Build New Nuclear Plants

NuStart Potential Timeline

- **04** – Formed to develop combined operating license (COL)
- **05** – Select sites
- **07** – Issue RFP for construction
- **08** – Final design selection; submit COL application
- **10** – Potential construction
- **14** – Potential operation

NuStart – a consortium of 11 industry leaders – was formed to obtain the first construction and operating license from the NRC in 30 years and would select two sites and develop two technologies anyone could build.

Early Site Permitting at Grand Gulf Potential Timeline

- **04** – Jun: Pre-hearing conference completed
- **05** – 2Q: Draft Safety Evaluation Report and environmental impact statement issued
- **06** – Oct: Early Site Permit issued
- **07**

Entergy is pursuing early site permitting authority at Grand Gulf to preserve options that will expedite construction of a new reactor if company decides to build one.

Discussion Outline

❶ Entergy Nuclear Business Strategy

- ***A combination of operational excellence, price risk management and portfolio management***

❷ Current Initiatives and Development Opportunities

- ***Focusing on improving revenues, cost efficiency and expansion opportunities***

❸ Indian Point Energy Center

- ***A safe, secure and vital nuclear facility***

Indian Point


Containment Spray
Pressurizer
Steam
Generator
(4)
Reactor
Coolant
Pump
(4)
Reactor
Primary System
Secondary
System
Turbine
Moisture Separator
and Reheater
Generator
MBFP
Circulating
Pump
Condensate
Pump
River Water System

Key Plant Information

Indian Point 2

Operational 1974

Licensed to 2013

Output: 1,028 Net

Indian Point 3

Operational 1976

Licensed to 2015

Output: 994 Net

Westinghouse Pressurized Water Reactor

Fuel: Enriched Uranium

Containment: Reinforced Concrete 3 1/2 - 4 1/2 thick, steel lined

Safe

Key Safety Features

Containment Building, 3.5-foot thick dome, 4.5-foot thick side walls, 8 rows of 2.5-inch steel bars

Reactor Vessel, 6-inch steel, surrounded by several feet of steel reinforced concrete, positioned low in the Containment Building

4-foot thick missile shield over the reactor vessel

Multiple cooling systems with redundant components, physically located in different areas of the plant

Plant shuts down in 2 seconds and cannot have a nuclear explosion

Fuel Storage Building unmarked and well protected by surrounding buildings

Pool is mostly underground, with 6-foot thick walls, 40-feet deep, multiple cooling systems

Containment Building and Vessel Head


Indian Point
Containment Wall
Containment Building
Steam Generator
steam
Pressurizer
Reactor
pump
Turbine
Electric Generator
Condenser
pump
pump
Hudson River

Spent Fuel Storage


Spent Fuel
Pool
Reinforced
Concrete
Walls
23 Feet of water
shielding
above fuel
Spent fuel bundles
on bottom of pool
below grade
Grade -
ground level

Inspections at Both Units Have Not Found Reactor Vessel Head Degradation

Reactor Vessel Head Background

Davis-Besse-type plants (different manufacturer) have experienced through wall leaks

No Westinghouse plants similar to IP2/IP3 have had through wall leaks

IP2/3 has accumulated only approximately 40/60 of the potential damage mechanism as Davis-Besse

Inspections performed during last refueling outage at IP2 did not identify any degradation

Inspections at IP3 also showed no degradation

Secure

Before Sept. 11, facility was capable of defending against a substantial threat:

- Well armed and trained security force
- Vehicle barriers, fencing with surveillance and detection capabilities
- Metal detectors, explosive detectors, x-ray equipment
- Employee background checks and palm readers



After Sept. 11, added unprecedented security measures:

- Increased security staff and patrols, additional barriers and vehicle inspections, perimeter fencing
- State police and National Guard patrols
- Federal government intelligence and protection from the air



Security that's tested:

- 2-month FBI security assessment determines Indian Point is "an extremely safe place"
- Successful force-on-force exercise in 03

Approved Emergency Plan in Place

Indian Point Emergency Plan

Indian Point has a federally-approved emergency response plan

Improvements to Emergency Plan infrastructure include:

- Communications equipment
- Meteorology computers
- Sirens
- Radiation monitors
- Radio systems

Entergy has increased support for N.Y. state and the counties by providing:

- New radiation monitoring equipment
- New video conferencing equipment
- New dose assessment and meteorology computers
- Training and training materials
- A major evacuation plan study

Entergy grassroots and ad campaign designed to increase public outreach and education

Vital

Vital Statistics

Initiated aggressive advertising and lobbying campaigns to deliver the "safe, secure, and vital" message and facts

- *Provides 2,000 MW (20-30% of ConEd load) electricity to power roughly 2 million homes*
- *Saves customers about $1.5 billion annually*
- *Decreases the electrical blackout risk by 5 times*
- *ISO says 7,000 MW will be needed in next 5 years*

Continuously meet with U.S., state, county and local elected officials, editorial boards and business groups

Formed new broad-based coalition of business and industry groups (NY AREA)

Summary

- Entergy Nuclear has made major safety and operating improvements at all sites, including Indian Point – a safe, secure and vital provider of electricity to the New York area.
- Robust energy market provides benefits to selling output while managing associated risks.
- Cost management strategies are being pursued that will allow Entergy Nuclear to continue to improve production costs and mitigate impact of inflation over time.
- At the same time, Entergy Nuclear is focused on pursuing opportunities to continue to grow the business through acquisitions, service contracts and other long-term initiatives.

Appendix

Appendix: Reg G Reconciliations

Table 1: Entergy Nuclear Operational Earnings - Reconciliation of GAAP to Non-GAAP Measures 1999-2005E

($ per share)

		1999	2000	2001	2002	2003	2004	2005E
As-Reported Earnings	(a)	0.06	0.22	0.57	0.88	1.30	1.06	1.32-1.41
Less Special Items								
SFAS 143 implementation		-	-	-	-	0.67	-	-
Voluntary severance plan		-	-	-	-	(0.22)	-	-
Subtotal	(b)	-	-	-	-	0.45	-	-
Operational Earnings	(a)-(b)	0.06	0.22	0.57	0.88	0.85	1.06	1.32-1.41

Table 2: Entergy Nuclear Non-Fuel O&M - Reconciliation of GAAP to Non-GAAP Measures 2002-2005E

($ in millions)

		2002	2003	2004	2005E
Non-Fuel O&M	(a)	643	780	695	675
Adjustments					
Full year Vermont Yankee and refueling amortization		112	-	-	-
Voluntary severance plan		-	(80)	-	-
Total Adjustments	(b)	112	(80)	0	0
Entergy Nuclear Non-Fuel O&M with adjustments	(a)+(b)	755	700	695	675